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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                  CURENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange at of 1934



Date of Report (Date of earliest event reported):           April 15, 2002



                              i2 Technologies, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-28030                  75-2294945
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

        One i2 Place
       11701 Luna Road
        Dallas, Texas                                              75234
    (Address of principal                                        (Zip Code)
     executive offices)



Registrant's telephone number, including area code:         (469) 357-1000

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ITEM 5. OTHER EVENTS.

     Filed as an exhibit hereto is the registrant's press release dated April 15, 2002 announcing that Chairman Sanjiv Sidhu has assumed the role Chief Executive Officer of i2 and former Chief Executive Officer, Greg Brady, has resigned. The press release also announces the resignation of Tom Cooper, Executive Vice President of i2 and President of Americas Sales.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

         99.1   Press release.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

     i2 TECHNOLOGIES, INC.

     Dated:  April 15, 2002



     By:    /s/ WILLIAM M. BEECHER
         ----------------------------
              William M. Beecher
         Executive Vice President and
           Chief Financial Officer


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                                INDEX TO EXHIBITS

      Exhibit
      Number         Description
      ------         -----------
       99.1          Press release.


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